                      SMITH BARNEY INVESTMENT FUNDS INC.
                                 on behalf of
                       SMITH BARNEY GROUP SPECTRUM FUND

                      SUPPLEMENT DATED DECEMBER 26, 2001

   Effective January 1, 2002, Standard & Poor's, in collaboration with Morgan Stanley Capital International, will adopt a new reformulated classification standard called the Global Industry Classification Standard which will alter the composition of a portion of the former S&P sectors. The Fund's manager will not change the methodology currently used which is to continue to seek to replicate the performance of the Group Spectrum Allocation Model which reflects investment decisions based on the S&P 500 sub-industries (previously called sectors) technical profiles. Under the reformulated standard the Allocation Model will track the 103 sub-industries, formerly 107 sectors, that comprise the S&P 500 Index.

FD02463